EXHIBIT 32.2

  CERTIFICATION PURSUANT TO Rule 15d-14(b) OF THE SECURITIES AND EXCHANGE ACT
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In connection with the accompanying quarterly report on Form 10-QSB of
Generations Bancshares, Inc. (the "Company") for the quarterly period ended
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September 30, 2003 (the "Periodic Report"), the undersigned Chief Financial
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Officer of the Company, hereby certifies pursuant to Title 18, Section 1350
United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his individual knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  Novmber 13, 2003

/s/  Nita Elliott
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Nita Elliott,
Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Generations Bancshares, Inc. and will be retained by Generations Bancshares, Inc. and furnished to the SEC or its staff upon request.

     The information in this Exhibit 32.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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